UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BLUE RIDGE BANKSHARES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which the transaction applies:
	(2)	Aggregate number of securities to which the transaction applies:
	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of the transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Blue Ridge Bankshares, Inc.

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Online

Go to **www.investorvote.com/BRBS** or scan the QR code – login details are located in the shaded bar below.

Shareholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Blue Ridge Bankshares, Inc. Annual Meeting of Shareholders to be Held on June 30, 2020

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2020 Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2020 Proxy Statement, Annual Report on Form 10-K for the year ended December 31, 2019, and Letter to Shareholders are available at:

www.investorvote.com/BRBS

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.investorvote.com/BRBS.**
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 15, 2020 to facilitate timely delivery.

Shareholder Meeting Notice Blue Ridge Bankshares, Inc.’s Annual Meeting of Shareholders will be held on June 30, 2020, at 9:00 A.M. ET, virtually via the Internet at www.meetingcenter.io/238238078. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is BRBS2020. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recoMendations. The Board of Directors recoMends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4: 1. Election of Directors: 01 Andrew C. Holzwarth Term Expiring 2023 02 William W. Stokes Term Expiring 2023 03 Malcolm R. Sullivan, Jr Term Expiring 2023 04 Donald R. Vaughan Term Expiring 2023 05 A. Pierce Stone Term Expiring 2021 06 Mark W. Sisk Term Expiring 2022 2. To approve an amendment to the Company’s articles of incorporation to increase the number of authorized shares of the Company’s coMon stock from 10,000,000 to 25,000,000. 3. To approve the Blue Ridge Bankshares, Inc. Equity Incentive Plan. 4. To ratify the appointment of Brown, Edwards & Company, L.L.P. as the Company’s independent registered public accounting firm for 2020. PLEASE NOTE YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. Internet Go to www.investorvote.com/BRBS. Phone Call us free of charge at 1 866 641 4276. Email Send an email to investorvote@computershare.com with “Proxy Materials Blue Ridge Bankshares, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by June 15, 2020.